SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                             ________________


                                  FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                       Commission File Number 0-19922



                      MARCH 15, 2001 (MARCH 13, 2001)
              Date of Report (Date Of Earliest Event Reported)


                           THE BISYS GROUP, INC.
           (Exact name of Registrant as specified in its charter)


           DELAWARE                                       13-3532663
(State or Other Jurisdiction of                         (IRS Employer
Incorporation or Organization)                        Identification No.)


150 CLOVE ROAD, LITTLE FALLS, NJ                           07424
(Address of Principal Executive Office)                  (Zip Code)


                               (973) 812-8600
            (Registrant's telephone number, including area code)


                                    NONE
    (Former name, former address and former fiscal year, if applicable)





ITEM 5.  OTHER EVENTS.


            On March 13, 2001, The BISYS Group, Inc. (the "Company") consummated the sale of $250,000,000 aggregate principal amount at maturity of 4% convertible subordinated notes due 2006 (the "Securities") in a private offering. The initial purchasers of the Securities have a 30- day option to purchase up to an additional $50,000,000 principal amount of Securities. In connection with the transaction, the Company and Chase Manhattan Trust Company, National Association, as trustee, entered into an indenture, dated as of March 13, 2001 (the "Indenture"), under which the Securities were issued. A copy of the Indenture is attached as Exhibit 4.1 and is incorporated by reference in its entirety.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

Exhibit
   No.            Description

4.1 Indenture, dated as of March 13, 2001, between The BISYS Group, Inc. and Chase Manhattan Trust Company, National Association, as trustee.




                                 SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.



                              THE BISYS GROUP, INC.



                              By:   /s/ Kevin J. Dell
                                 --------------------------------------------
                                    Kevin J. Dell
                                    Executive Vice President, General Counsel
                                    and  Secretary


Date:  March 15, 2001



                           THE BISYS GROUP, INC.
                         CURRENT REPORT ON FORM 8-K
                REPORT DATED MARCH 15, 2001 (MARCH 13, 2001)


                               EXHIBIT INDEX



EXHIBIT
   NO.            DESCRIPTION


4.1 Indenture, dated as of March 13, 2001, between The BISYS Group, Inc. and Chase Manhattan Trust Company, National Association, as trustee.